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                                                                EXHIBIT 23.3


               CONSENT OF DRESSLER, ROCKEY, MILNAMOW & KATZ, LTD.


     As patent counsel for Texas Biotechnology Corporation, we hereby consent to the reference to our firm under the heading "Experts" in the Prospectus, which is a part of this Amendment No. 3 to the Registration Statement of Texas Biotechnology Corporation on Form S-3.


                                        /s/ MARTIN L. KATZ
                                        --------------------------------
                                        Martin L. Katz
                                        Dressler, Rockey,
                                        Milnamow & Katz, LTD


Chicago, Illinois
September 25, 1997